Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets - Prepaid Expenses and Other Current Assets [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets [Line Items]
Prepaid expenses	$ 1,453	$ 1,888
Government authorities	596	283
Lease deposits	44	24
Other current assets	118	139
Total	$ 2,211	$ 2,334